Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	August 31, 2004	September 30, 2004	October 31, 2004	November 30, 2004	December 31, 2004	January 31, 2005	February 28, 2005	March 31, 2005	April 30, 2005	May 31, 2005	June 30, 2005	July 31, 2005	August 31, 2005
NETBANK, INC. CONSOLIDATED

Retail customers	256,509	253,077	251,928	249,196	249,377	247,163	246,116	244,318	244,120	243,293	242,946	256,474	256,211
Business customers	20,602	19,790	20,958	20,933	21,050	21,271	21,287	26,580	26,411	27,036	25,903	26,093	26,308
Total customers	277,111	272,867	272,886	270,129	270,427	268,434	267,403	270,898	270,531	270,329	268,849	282,567	282,519

Services per customer (consolidated)	1.74	1.74	1.74	1.74	1.75	1.77	1.79	1.81	1.81	1.82	1.83	1.81	1.82
Services per customer (bank only)	2.20	2.23	2.24	2.24	2.26	2.28	2.31	2.32	2.32	2.33	2.32	2.35	2.35

Total average assets (consolidated)	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276	$4,654,021	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401	$4,993,980	$5,154,762

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	52%	54%	54%	53%	55%	55%	55%	55%	55%	55%	55%	56%	56%
Direct deposit of payroll penetration (accounts > 90 days)	48%	52%	53%	53%	53%	54%	55%	56%	57%	57%	56%	56%	56%

Retail deposits	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996	$2,207,693	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525	$2,548,422	$2,635,680
Small business deposits	54,318	53,713	54,710	57,000	55,120	56,241	55,623	51,741	55,161	55,916	53,753	56,061	58,500
Other deposits	259,702	324,633	277,573	261,077	288,301	228,446	245,156	308,255	280,509	279,993	316,322	353,287	389,570
Total deposits	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417	$2,492,380	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600	$2,957,770	$3,083,750

Average retail checking account balance	$2,331	$2,440	$2,490	$2,483	$2,681	$2,546	$2,649	$2,619	$2,717	$2,600	$2,503	$2,542	$2,424
Average retail money market account balance	$15,169	$15,075	$15,025	$14,810	$14,806	$14,595	$14,695	$14,645	$14,169	$14,037	$13,574	$13,419	$13,124
Average retail CD balance	$17,509	$17,310	$17,158	$17,002	$16,882	$16,655	$16,285	$15,995	$15,736	$15,603	$15,436	$15,387	$15,420

Average small business checking account balance	$7,032	$6,148	$6,747	$7,278	$6,871	$7,040	$6,708	$7,189	$6,655	$6,511	$6,310	$6,645	$6,890
Average small business money market account balance	$53,645	$54,454	$53,307	$54,394	$51,484	$51,440	$50,371	$42,060	$47,540	$47,368	$43,698	$44,714	$44,768
Average small business CD balance	$42,171	$38,643	$36,478	$37,170	$36,739	$31,828	$30,526	$30,932	$29,935	$29,923	$30,305	$29,044	$28,483

Indirect Auto Lending —
Number of loans	1,296	1,064	1,175	1,296	1,291	1,280	1,005	1,714	1,812	1,823	2,090	1,840	2,025
Production	$27,563	$22,533	$23,856	$27,074	$27,981	$27,198	$21,637	$38,543	$40,761	$41,391	$49,686	$43,992	$46,235
Weighted Average Note Rate	6.34%	6.28%	6.39%	6.19%	6.04%	6.34%	6.55%	6.30%	6.48%	6.63%	6.42%	6.42%	6.76%

Business Equipment Financing —
Production	$15,036	$16,707	$14,501	$13,123	$19,214	$12,923	$15,090	$17,884	$15,805	$14,642	$16,091	$13,990	$16,621

Servicing Portfolio —
Held for sale MSRs	$257,065	$275,756	$219,556	$173,414	$193,877	$144,403	$179,178	$201,652	$145,350	$127,977	$210,658	$158,494	$148,928
Available for sale MSRs	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935	12,647,191	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167	14,013,617	13,754,939
UPB underlying MSRs	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812	12,791,594	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825	14,172,111	13,903,867
Work-in-process and whole loans	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070	2,611,503	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391	3,179,712	3,291,295
Sold but not transferred	475,163	636,924	712,502	741,808	977,563	1,208,194	885,077	1,052,638	1,189,575	932,756	960,773	1,259,483	1,282,962
Third party subservicing	124,612	1,268	1,268	1,280	1,257	1,343	1,406	788	662	545	949	471	409
Total loans serviced	$ 17,415,073	$ 17,217,391	$ 17,046,732	$ 16,829,739	$ 16,706,702	$ 16,612,634	$ 16,097,614	$ 18,698,781	$ 18,843,552	$ 18,519,386	$ 18,483,938	$ 18,611,777	$ 18,478,533

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	6.00%	5.96%	5.96%	5.96%	5.96%	5.96%	5.95%	5.89%	5.90%	5.89%	5.90%	5.90%	5.89%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.32%	0.32%	0.35%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.37%	5.86%	6.88%	5.96%	5.99%	5.66%	5.34%	4.63%	5.68%	5.71%	5.66%	5.90%	5.27%
Bankruptcy & foreclosure	0.98%	1.00%	1.03%	1.15%	1.20%	1.27%	1.37%	1.48%	1.46%	1.46%	1.56%	1.47%	1.43%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$908,524	$827,423	$786,468	$749,956	$812,990	$627,629	$645,390	$873,407	$714,072	$848,614	$1,027,584	$932,735	$1,012,968
Non-conforming mortgage production	275,736	239,504	242,354	251,132	278,965	195,440	191,842	242,901	277,677	285,072	302,480	269,234	304,205
Total mortgage production	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955	$823,069	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064	$1,201,969	$1,317,173

Refinance loans as a % of production	28%	30%	31%	36%	32%	36%	37%	34%	32%	32%	31%	32%	33%

Conforming mortgage sales	$792,412	$1,247,442	$628,823	$684,589	$1,042,389	$418,374	$691,228	$910,939	$495,551	$718,418	$1,071,095	$610,017	$936,711
Non-conforming mortgage sales	287,556	280,073	226,116	262,474	262,565	269,882	198,554	233,085	227,717	253,494	318,554	265,938	301,243
Total mortgage sales	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954	$688,256	$889,782	$1,144,024	$723,268	$971,912	$1,389,649	$875,955	$1,237,954

Locked conforming mortgage pipeline	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876	$822,452	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719	$1,009,914	$1,102,166

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	6,326	7,809	7,619	7,816	7,779	7,435	7,720	7,695	7,744	7,726	7,853	7,904	7,878
ATMs (proprietary)	543	540	548	566	548	501	505	529	481	515	415	471	496
Total ATMS Serviced	6,869	8,349	8,167	8,382	8,327	7,936	8,225	8,224	8,225	8,241	8,268	8,375	8,374

Merchant Service Terminals	1,492	1,511	1,687	1,717	1,792	1,986	2,012	2,085	2,122	2,166	2,207	2,224	2,225

Insurance Sales Processing —
Number of policies sold	197	122	153	148	170	198	135	104	83	82	109	71	119
Number of policies in force	1,358	1,446	1,573	1,685	1,768	1,845	1,882	1,901	1,956	1,977	2,024	2,059	2,118

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for August 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications Include:

•                  Total deposits rose by $126 million or 4.3%. The growth was spread across retail, small business and escrow accounts for our mortgage operations.

•                  Auto loan production rose by $2.2 million or 5.1% while the weighted average auto note rate also rose by 34 basis points to 6.76%.

•                  Conforming mortgage production rose by $80.2 million or 8.6%, while conforming sales jumped by $327 million or 53.5%. Non-conforming production increased by $35.0 million or 13.0%, while non-conforming sales rose by $35.3 million or 13.3%.

•                  The locked conforming mortgage pipeline rose by $92.3 million or 9.1% to $1.1 billion.

Earnings Outlook:

Management reiterates its prior guidance that third quarter results will resemble second quarter performance. Management still cautions that two risks could adversely impact results: 1) Competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) Volatile net servicing results.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2004. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.